                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 333-33077, 33-83902, 333-02685, 333-36121, 333-33073, 33-51202, 33-83904, 33-69870, 33-41591,
33-4468, 33-41592, 333-33075, 333-64541 and 33-41593.

                             /s/ ARTHUR ANDERSEN LLP
                      ------------------------------------
                               Arthur Andersen LLP

New York, New York
March 28, 2000